Commitments and contingencies	12 Months Ended
Dec. 31, 2024
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies

9.       Commitments and contingencies

During the normal course of business, the Group may be exposed to litigation. When the Group becomes aware of potential litigation, it evaluates the merits of the case in accordance with FASB ASC 450-20-50, Contingencies. The Group evaluates its exposure to the matter, possible legal or settlement strategies and the likelihood of an unfavorable outcome. If the Group determines that an unfavorable outcome is probable and can be reasonably estimated, it establishes the necessary accruals. As of December 31, 2024, the Group is not aware of any contingent liabilities that should be reflected in the consolidated financial statements.